Statement of Assets and Liabilities	Dec. 26, 2023 USD ($) $ / shares
ASSETS:
Cash	$ 50,000
Total Assets	50,000
LIABILITIES:
Total Liabilities
NET ASSETS	50,000
Net Assets consist of:
Capital Stock at $50.00 per share	$ 50,000
Net Asset Value Per Share – unlimited shares authorized $0.0001 par value (based on 1,000 shares outstanding) | $ / shares	$ 50.00